                                   EXHIBIT 1

================================================================================

                             [Modtech Holdings Logo]

COMMON STOCK                                                       COMMON STOCK

Number                                                                Shares
------------                                                       -------------
LS
------------                                                       -------------


                             MODTECH HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                       SEE REVERSE FOR STATEMENT
                                                        OF RIGHTS, PREFERENCES
                                                      PRIVLEGES AND RESTRICTIONS
                                                          CUSIP 60783C 1009

THIS CERTIFIES THAT





IS THE OWNER OF


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF


                             MODTECH HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                             [Modtech Holdings Seal]
         Secretary                                          President


================================================================================

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class of shares authorized to be issued and upon the holders thereof may be obtained, upon request and without charge, from the Corporation at its principal executive office or from the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -- as tenants in common      UNIF GIFT MIN ACT --    Custodian
                                                           ---------------
                                                           (Cust)   (Minor
TEN ENT  -- as tenants by the entireties          under Uniform Gifts to Minors
                                                  Act __________________________
JT TEN   -- as joint tenants with right                        (State)
            of survivorship and not as tenants
            in common

            Additional abbreviations may also be used though not in the above list.


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


For value received, _____________ hereby sell, assign and transfer unto

___________________________________________________________________________

___________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

___________________________________________________________________________

___________________________________________________________________________

_____________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________

___________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________


                                             -----------------------------------
                                             NOTICE:   The signature to this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the certificate in every
                                             particular, without alteration or
                                             enlargement, or any change
                                             whatever.